Copeland Risk Managed Dividend Growth Fund Copeland International Risk Managed Dividend Growth Fund

Supplement dated December 30, 2019

to the Copeland Risk Managed Dividend Growth Fund and Copeland International Risk Managed Dividend Growth Fund (each a "Fund")

Prospectus dated March 29, 2019

Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 18 of the Funds prospectus is hereby replaced with the following:

Class I Shares: Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Class I shares pay 0.10% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder support and/or administrative services. Over time, fees paid under this shareholder service plan will increase the cost of a Class I shareholder’s investment and may cost more than other types of service charges. The minimum initial investment in Class I shares of each Fund is $25,000 for retirement plan accounts and $5,000 for all other accounts. The minimum subsequent investment in Class I shares of each Fund is $50 for retirement plan accounts and $500 for all other accounts. The minimum initial investment requirements are waived for Class I shares purchased through certain brokerage accounts. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

This Supplement, the Prospectus and Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.